Exhibit 99.3


          2005 - 2007 PERFORMANCE  SHARE AGREEMENT
       AS AMENDED AND RESTATED AS OF JANUARY 16, 2007

     This 2005/2007 Performance Share Agreement ("Agreement") is amended and restated as of January 16, 2007, by and between AMR Corporation, a Delaware corporation (the "Corporation"), and an officer or key employee of one of the Corporation's Subsidiaries (the "Employee" or the "Recipient") as identified in the notification sent the Employee described below (the "Notification").

     WHEREAS, pursuant to the 2005/2007 Performance Share Plan for Officers and Key Employees, as amended and restated as of January 16, 2007 (the "Plan") and as adopted by the Board of Directors of the Corporation (the "Board"), the Compensation Committee of the Board (the "Committee") has determined to make an award (the "Award", as set forth in the Notification) to the Employee (subject to the terms of the Plan and this Agreement), as an inducement for the Employee to remain an employee of one of the Corporation's Subsidiaries during the time frame of 2005-2007 and to retain and motivate such Employee during such employment.

     This Agreement sets forth the terms and conditions attendant to the Award under the Plan.

     1.     Grant  of  Award.   Subject  to  the  terms  and
conditions of this Agreement, the Recipient is hereby granted an Award as of the grant date set forth in the Notification. The Award shall vest, if at all, in accordance with Section 2 of this Agreement. On the date the Award vests (if at all), the Recipient will receive a combination of cash and the Corporation's Common Stock. The Committee will determine the amount of the Award to be distributed in cash, if any (the "Cash Award") and the amount of the Award to be settled in shares of the Corporation's Common Stock (the "Stock Distribution"). The Cash Award will be distributed on April 30, 2008 (such Cash Award will be made pursuant to the Annual Incentive Plan). The Stock Distribution will occur on or about April 17, 2008 (such Stock Distribution will be made from and pursuant to the AMR Corporation 1998 Long Term Incentive Plan, as amended (the "LTIP")). The sum of the Cash Award and the Stock Distribution will equal the product of (a) the Fair Market Value of the Common Stock on April 16, 2008, and (b) the number of shares of Common Stock comprising the Award.

     2.   Vesting.

     (a) The Award will vest, if at all, in accordance with Schedule A, attached hereto and made part of this Agreement.

     (b) In the event Employee's employment with one of the Corporation's Subsidiaries is terminated prior to the end of the three year measurement period set forth in Schedule A (the "Measurement Period") due to the Employee's death, "Disability" (as defined in section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended (the "Code")), Retirement (subject to the second paragraph of Section 4) or termination not for Cause (each an "Early Termination"), the Award will vest, if at all, on a pro-rata basis and will be distributed to the Employee (or, in the event of the Employee's death, the Employee's designated beneficiary for purposes of the Award, or in the absence of an effective beneficiary designation, the Employee's estate). The pro-rata basis will be a percentage where the denominator is 36 and the numerator is the number of months from January 1, 2005 through the month of Early Termination, inclusive. This pro-rata Award will be distributed to the Employee at the same time as Cash Awards and Stock Distributions are made to then current employees who have Awards under the Plan, subject to Section 2(f) of this Agreement.

     (c) In the event the Employee's employment with one of the Corporation's Subsidiaries is terminated for Cause, or if the Employee terminates his/her employment with such Subsidiary, each occurring prior to April 16, 2008, the Award shall be forfeited in its entirety.

     (d) If prior to April 16, 2008 the Employee becomes an employee of a Subsidiary that is not wholly owned, directly or indirectly, by the Corporation, or if the Employee begins a leave of absence without reinstatement rights, then in each case the Award shall be forfeited in its entirety.

     (e) In the event of a Change in Control of the Corporation prior to the distribution of the Award, the Award will be paid within 60 days of the date of the Change in Control.
In such event, the vesting date shall be the date of the Change in Control. The term "Change in Control" is defined for purposes of this Agreement in Section 7.

     (f) Notwithstanding the provisions of Section 2(b), if the Employee is a person subject to section 409A(a)(2)(B)(i) of
the   Code,   any  payment  on  account  of  Retirement   or
termination not for Cause of the Employee shall be delayed until the sixth month anniversary of the date of separation from employment due to Retirement or termination not for Cause.

     3. Transfer Restrictions. This Award is non-transferable otherwise than by will or by the laws of descent and distribution, and may not otherwise be assigned, pledged or hypothecated and shall not be subject to execution, attachment or similar process. Upon any attempt by the Employee (or the Employee's successor in interest after the Employee's death) to effect any such disposition, or upon the commencement of any such process, the Award may immediately become null and void, at the discretion of the Committee.

     4. Miscellaneous. This Agreement (a) shall be binding upon and inure to the benefit of any successor of the Corporation, (b) shall be governed by the laws of the State of Texas and any applicable laws of the United States, and
(c)  may not be amended without the written consent of  both
the  Corporation  and  the  Employee.   Notwithstanding  the
foregoing, this Agreement may be amended from time to time without the written consent of the Employee pursuant to
Section  8  below  and as permitted by   the  Plan  (or  its
successor).   No  contract or right of employment  shall  be
implied by this Agreement.

     In the event the Employee's employment is terminated by reason of Early or Normal Retirement and the Employee subsequently is employed by a competitor of the Corporation prior to complete payment of the Award, the Corporation reserves the right, upon notice to the Employee, to declare the Award forfeited and of no further validity.

     In consideration of the Employee's privilege to participate in the Plan, the Employee agrees (i) not to disclose any trade secrets of, or other confidential/restricted information of, American Airlines, Inc. ("American") or its Affiliates to any unauthorized party and (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during his or her employment with American or its Affiliates or after such employment is terminated, and (iii) not to solicit any then current employees of American or any other Subsidiaries of the Corporation to join the Employee at his or her new place of employment after his or her employment with American or its Affiliates is terminated. The failure by the Employee to abide by the foregoing obligations shall result in the Award being forfeited in its entirety.

     The Employee will not have the right to defer any of the Cash Award or the Stock Distribution. Except as provided in this Agreement, the Committee and Corporation will not accelerate the Cash Award or the Stock Distribution.

     Any Cash Award will be net of applicable withholding and social security taxes. The Employee will pay to the Corporation timely any and all such taxes on account of the Stock Distribution. The failure by the Employee to pay timely such taxes will result in a withholding from any and all payments from the Corporation or any Subsidiary to the Employee in order to satisfy such taxes.

     Notwithstanding anything in this Agreement to the contrary, the Committee may elect, at any time and from time to time, in lieu of issuing all or any portion of the stock comprising the Stock Distribution, to make substitutions for such stock, all to the effect that the employee will receive cash or other marketable property of a value equivalent to what the Employee would have received in a stock distribution.

     5.   [Intentionally omitted]

     6. Adjustments in Awards. In the event of a Stock dividend, Stock split, merger, consolidation, re-organization, re-capitalization or other change in the corporate structure of the Corporation, appropriate adjustments shall be made by the Board of Directors in the Award.

     7. Incorporation of LTIP Provisions. Capitalized terms not otherwise defined herein (inclusive of Schedule A) shall have the meanings set forth for such terms in the LTIP. For purposes of Section 2(e), the term "Change in
Control" shall mean a "change in ownership" or "change in effective control", or "change in ownership of the assets" of the Corporation, as determined pursuant to Internal Revenue Service Notice 2005-1 (or successor guidance thereto under section 409A of the Code).

     8.    American Jobs Creation Act.  Amendments  to  this
Agreement may be made by the Corporation, without the Employee's consent, in order to ensure compliance with the American Jobs Creation Act of 2004.

     9. Prior 2005/2007 Performance Unit Agreement. In consideration of this amended and restated Agreement, the Employee irrevocably agrees that any prior award granted to the Employee under the 2005/2007 Performance Unit Plan, as hereby amended and restated, is hereby forfeited in its entirety and will hereafter be of no further effect and such prior award is replaced in its entirety with the Award granted under this Agreement.

     IN WITNESS HEREOF, the Employee and the Corporation have executed this Performance Share Agreement as of the day, month and year set forth above.

EMPLOYEE                      AMR CORPORATION



_____________________________
                              Kenneth W. Wimberly
                              Corporate Secretary


Name of Executive         Number of 2005/2007 Performance
                                 Shares Granted

G.J.Arpey                             140,000
T.W.Horton                             77,600
D. P. Garton                           77,600
G.F. Kennedy                           57,000
R.W.  Reding                           57,000


                         SCHEDULE A

             2005 - 2007 PERFORMANCE SHARE PLAN
   FOR OFFICERS AND KEY EMPLOYEES, AS AMENDED AND RESTATED
                   AS OF JANUARY 16, 2007

Purpose

     The purpose of the 2005 - 2007 AMR Corporation Performance Share Plan for Officers and Key Employees, as amended and restated as of January 16, 2007 ("Plan") is to provide greater incentive to officers and key employees of the subsidiaries and affiliates of AMR Corporation ("AMR" or "the Corporation") to achieve the highest level of individual performance and to meet or exceed specified goals during the time frame 2005 to 2007, which will contribute to the success of the Corporation.

Definitions

     For purposes of the Plan, the following definitions will control:

     "Affiliate" is defined as a subsidiary of AMR or any entity that is designated by the Committee as a participating employer under the Plan, provided that AMR directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity.

     "Committee" is defined as the Compensation Committee, or its successor, of the AMR Board of Directors.

     "Comparator Group" is defined as the following six U.S.
based carriers: AMR Corporation, Continental Airlines, Inc.,
Delta Air Lines, Inc., JetBlue Airways, Northwest Airlines
Corp. and Southwest Airlines Co.

     "Corporate Objectives" is defined as being the objectives established by the Committee at the beginning of each fiscal year during the Measurement Period.

     "Measurement Period" is defined as the three year period beginning January 1, 2005 and ending December 31,
2007.

     "Total Shareholder Return (TSR)" is defined as the rate of return reflecting stock price appreciation plus reinvestment of dividends over the Measurement Period. The average Daily Closing Stock Price (adjusted for splits and dividends) for the three months prior to the beginning and ending points of the Measurement Period will be used to smooth out market fluctuations.

     "Daily Closing Stock Price" is defined as the stock price at the close of trading (4:00 PM EST) of the National
Exchange on which the stock is traded.

     "National Exchange" is defined as either the New York
Stock Exchange (NYSE), the National Association of Stock
Dealers and Quotes (NASDAQ), or the American Stock Exchange
(AMEX).

Accumulation of Award

     Any  distribution under the Plan will be determined  by
(i) the Corporation's TSR rank within the Comparator Group and/or (ii) the Corporation's attainment of the Corporate Objectives during each year of the Measurement Period and
(iii) the terms and conditions of the award agreement between the Corporation and the employee. The distribution percentage of a target award pursuant to the TSR metric and based on rank, is specified below:

     Granted Shares - Percent of Target Based on Rank

 Rank      6        5        4        3       2       1
Payout %   0%      50%      75%     100%     135%    175%


     In the event that a carrier (or carriers) in the Comparator Group ceases to trade on a National Exchange at any point in the Measurement Period, the following distribution percentage of target award, based on rank and the number of remaining comparators, will be used accordingly.

                        5 Comparators

Granted  Shares - Percent of Target Based on Rank

 Rank      5        4        3        2      1
Payout%   50%      75%     100%     135%    175%


                        4 Comparators

Granted  Shares - Percent of Target Based
                 on Rank

 Rank      4        3        2       1
Payout%    75%     100%     135%     175%


                        3 Comparators

  Granted Shares - Percent of Target
             Based on Rank

  Rank        3         2         1
Payout %    100%      135%      175%

     At the end of each fiscal year during the Measurement Period, the Committee will determine whether the Corporate Objectives have been achieved. At the end of the Measurement Period the Committee will determine the distribution of an award based upon the TSR metric and, with respect to senior officer awards, the Corporate Objectives. The number of shares that may vest will range from 0% to 175% of the target award.

Administration

     The Committee shall have authority to administer and interpret the Plan, establish administrative rules, approve eligible participants, and take any other action necessary for the proper and efficient operation of the Plan. The TSR metric will be determined based on an audit of AMR's TSR rank by the General Auditor of American. A summary of awards under the Plan shall be provided to the Board of Directors at the first regular meeting following determination of the awards. Awards, if any, will be distributed on or about April 17, 2008, or such date in 2008 the award is approved for distribution by the Committee.

     The distribution of any shares under this Plan is subject to the Corporation having sufficient stock in a stock plan to make such a distribution. In the event the Corporation does not have sufficient shares of stock in such a stock plan for the distribution contemplated by this Plan, the Committee will have the authority and discretion to make substitutions for such shares, all to the effect that the Employee will receive cash or other marketable property of a value equivalent to what the Employee would have received in a stock distribution.

     Corporate Objectives will be used as a metric for determining the distribution of awards only for senior officers of the Corporation (or a Subsidiary thereof) unless the Committee determines otherwise.

General

     Neither this Plan nor any action taken hereunder shall be construed as giving any employee or participant the right to be retained in the employ of American Airlines, Inc. or an Affiliate.

     Nothing in the Plan shall be deemed to give any employee any right, contractually or otherwise, to participate in the Plan or in any benefits hereunder, other than the right to receive an award as may have been expressly awarded by the Committee subject to the terms and conditions of the award agreement between the Corporation and the employee.

     In the event of any act of God, war, natural disaster, aircraft grounding, revocation of operating certificate, terrorism, strike, lockout, labor dispute, work stoppage, fire, epidemic or quarantine restriction, act of government, critical materials shortage, or any other act beyond the control of the Corporation, whether similar or dissimilar, (each a "Force Majeure Event"), which Force Majeure Event affects the Corporation or its Subsidiaries or its
Affiliates, the Committee, in its sole discretion, may (i) terminate or (ii) suspend, delay, defer (for such period of time as the Committee may deem necessary), or substitute any awards due currently or in the future under the Plan, including, but not limited to, any awards that have accrued to the benefit of participants but have not yet been paid, in any case to the extent permitted under Proposed Treasury Regulation 1.409A-3(d) and/or 1.409A-3(e), or successor guidance thereto.

     In consideration of the employee's privilege to participate in the Plan, the employee agrees (i) not to disclose any trade secrets of, or other confidential/restricted information of, American Airlines, Inc. or its Affiliates to any unauthorized party and, (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during his or her employment with American Airlines, Inc. or its Affiliates or after such employment is terminated, and (iii) not to solicit any then current employees of American Airlines, Inc. or any other Subsidiaries of AMR to join the employee at his or her new place of employment after his or her employment with American Airlines, Inc. or its Affiliates is terminated. The failure by the employee to abide by the foregoing obligations shall result in the award being forfeited in its entirety.

     The Committee may amend, suspend, or terminate the Plan at any time.